                                                                   EXHIBIT 4.13

                       COLLEGE TELEVISION NETWORK, INC.

                         NOMINEE HOLDER CERTIFICATION

  The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of common stock, par value $.005 per share (the "Common Stock"), of College Television Network, Inc. (the "Company") pursuant to the Rights Offering described and provided for in the Company's Prospectus dated
     , 1998 (the "Prospectus"), hereby certifies to the Company and to American Stock Transfer & Trust Company, as Subscription Agent for such Rights Offering, that the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights specified below pursuant to the Subscription Privilege (as described in the Prospectus) listing separately below each such Subscription (without identifying any such beneficial owner):


         NUMBER OF SHARES   NUMBER OF SHARES
        PURCHASED PURSUANT PURCHASED PURSUANT
          TO EXERCISE OF     TO EXERCISE OF
        BASIC SUBSCRIPTION  OVERSUBSCRIPTION  RIGHTS CERTIFICATE
            PRIVILEGE          PRIVILEGE            NUMBER
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
   1.
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   2.
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   3.
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   4.
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   5.
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   6.
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   7.
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   8.
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   9.
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  10.


            (ATTACH ADDITIONAL BENEFICIAL OWNER LIST IF NECESSARY)

-------------------------------------     -------------------------------------
PROVIDE THE FOLLOWING INFORMATION IF            (NAME OF NOMINEE HOLDER)
             APPLICABLE:


                                          -------------------------------------
-------------------------------------                   (ADDRESS)
  DEPOSITORY TRUST COMPANY ("DTC")
         PARTICIPANT NUMBER

                                          BY: _________________________________


-------------------------------------     -------------------------------------
 DTC BASIC SUBSCRIPTION CONFIRMATION               (PLEASE PRINT NAME)
              NUMBER(S)


                                          -------------------------------------
DATED:  _______________________, 1995                    (TITLE)


                                          -------------------------------------
                                                         (DATE)